							RATE	NEXT
TRADE		SETTLEMENT	MATURITY	NEXT PAY		CALL	TYPE/ RATE	CALL	COUPON
DATE	CUSIP	DATE	DATE	DATE	CALL TYPE (1)	STYLE (2)	SUB-TYPE (3)(4)	DATE	PCT	BANK PAR
5/18/2016	3130A7XQ3	5/27/2016	5/22/2026	11/22/2016	Optional Principal Redemption	Bermudan	Fixed Step Up	11/22/2016	2.000	10,000,000

5/18/2016	3130A85S8	5/23/2016	11/23/2016	11/23/2016	Non-Callable		Fixed Constant		0.470	250,000,000

5/18/2016	3130A85W9	6/16/2016	6/16/2026	7/16/2016	Optional Principal Redemption	Bermudan	Conversion Capped Floater	9/16/2016		20,000,000

5/18/2016	3130A85Z2	5/23/2016	11/23/2016	11/23/2016	Non-Callable		Fixed Constant		0.470	250,000,000

5/18/2016	3130A86E8	5/26/2016	5/26/2028	6/26/2016	Optional Principal Redemption	Bermudan	Conversion Capped Floater	8/26/2016		10,000,000

5/19/2016	3130A7XQ3	5/27/2016	5/22/2026	11/22/2016	Optional Principal Redemption	Bermudan	Fixed Step Up	11/22/2016	2.000	10,000,000

5/19/2016	3130A86M0	5/25/2016	5/25/2028	11/25/2016	Optional Principal Redemption	Bermudan	Fixed Step Up	11/25/2016	1.750	15,000,000

5/19/2016	3130A86P3	5/24/2016	5/24/2018	11/24/2016	Non-Callable		Fixed Constant		0.975	11,635,000

5/19/2016	3130A86R9	5/25/2016	5/25/2028	11/25/2016	Optional Principal Redemption	Bermudan	Fixed Step Up	11/25/2016	1.750	10,000,000

5/19/2016	3130A86R9	5/25/2016	5/25/2028	11/25/2016	Optional Principal Redemption	Bermudan	Fixed Step Up	11/25/2016	1.750	15,000,000

5/20/2016	3130A87F4	5/27/2016	11/27/2019	11/27/2016	Optional Principal Redemption	European	Fixed Constant	11/27/2017	1.300	15,000,000

5/20/2016	3130A87F4	5/27/2016	11/27/2019	11/27/2016	Optional Principal Redemption	European	Fixed Constant	11/27/2017	1.300	15,000,000

5/20/2016	3130A8A37	6/2/2016	6/2/2026	12/2/2016	Optional Principal Redemption	American	Fixed Constant	12/2/2016	2.620	5,000,000

5/20/2016	3130A8A52	6/2/2016	6/2/2031	12/2/2016	Optional Principal Redemption	American	Fixed Constant	6/2/2017	3.000	5,000,000

5/20/2016	3130A8A60	6/16/2016	3/16/2018	9/16/2016	Non-Callable		Fixed Constant		0.953	38,000,000

5/20/2016	3130A8A78	5/26/2016	2/26/2018	8/26/2016	Optional Principal Redemption	Bermudan	Fixed Constant	8/26/2016	1.000	30,000,000

5/20/2016	3130A8AB9	6/8/2016	6/8/2021	9/8/2016	Optional Principal Redemption	Bermudan	Fixed Step Up	9/8/2016	1.000	15,000,000

5/20/2016	313379DT3	5/24/2016	6/8/2018	6/8/2016	Non-Callable		Fixed Constant		1.250	3,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

   American-redeemable continuously on and after the first redemption date and until maturity.

   Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.

   European-redeemable on a particular date only.

   Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

   Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

Prepared by:
Reviewed by: